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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported)   July 27, 1999

        ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling Agreement, dated as of July 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Resecuritization Pass-Through Certificates Series 1999-RS1)

                          ABN AMRO MORTGAGE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        333-57027-04                                 36-3886007
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 (Commission File Number)                 (I.R.S. Employer Identification No.)


   181 West Madison Street, Chicago, Illinois                 60602
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        (Address of Principal Executive Offices)            (Zip Code)

                                 (248) 643-2530
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

        On or about July 30, 1999, the Registrant will cause the issuance and sale of approximately $47,753,042 initial principal amount of Resecuritization Pass-Through Certificates, Series 1999-RS1 (the "Certificates") pursuant to a Pooling Agreement dated as of July 1, 1999, among ABN AMRO Mortgage Corporation, as depositor, and the First National Bank of Chicago, as trustee.

        In connection with the sale of the Certificates, the Registrant has been advised by Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), that DLJ has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-57027 which Computational Materials are being filed as exhibits to this report.

        The Computational Materials have been provided by DLJ. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

        The Computational Materials were prepared by DLJ at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

        In addition, the actual characteristics and performance of the pooled securities underlying the Certificates (the "Pooled Securities") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Pooled Securities will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)            Financial Statements

               Not applicable.

(b)            Pro Forma Financial Information.

               Not applicable.

(c)            Exhibits.

EXHIBIT  NO.    ITEM 601(a) OF
------------    REGULATION S-K
                EXHIBIT NO.                   DESCRIPTION
                --------------                -----------
        1             99                    Computational Materials--
                                            Computational Materials (as defined in Item 5)
                                            that have been provided by DLJ to
                                            certain prospective purchasers of
                                            ABN AMRO Mortgage Corporation
                                            Mortgage Pass Through Certificates
                                            Series 1999-RS1 (filed in paper
                                            pursuant to Rule 311(i) of
                                            Regulation S-T)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ABN AMRO MORTGAGE CORPORATION
                                          (Registrant)

Dated:  July 29, 1999            By:     /s/ Maria Fregosi
                                     ------------------------------------
                                 Name:   Maria Fregosi
                                 Title:  Vice President

                                INDEX OF EXHIBITS



EXHIBIT        ITEM 601(a) OF        SEQUENTIALLY
NUMBER         REGULATION S-K        NUMBERED
------         EXHIBIT NO.          DESCRIPTION                         PAGE
               -----------          -----------                         -----

Exhibit 1        99                  Computational Materials
                 *





*       Filed in paper pursuant to Rule 311(i) of Regulation S-T.